Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.
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Supplement dated July 26, 2013

To

Prospectus dated June 18, 2013
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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated June 18, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).  This supplement is part of, and should be read in conjunction with, the Prospectus.  The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650.  Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.
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This supplement amends the Prospectus as follows:

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Liquidity and Capital Resources” section of the Prospectus is amended by replacing the sixth paragraph of the subsection captioned “Total Return Swaps” with the following:

The collateral required to be posted under the TRS was initially held in the custody of The Bank of Nova Scotia Trust Company of New York, as custodian (“BNS Trust”), pursuant to a custodial agreement (the “BNS Custodian Agreement”) among us, Halifax Funding, BNS, and BNS Trust.  Effective July 22, 2013, BNS Trust resigned as custodian in connection with the TRS, and the BNS Custodian Agreement was terminated without any early termination penalties incurred by us or Halifax Funding.  The resignation of BNS Trust was made in connection with broader decision by BNS to discontinue its custody business operations in the United States.

In connection with the termination of the BNS Custodian Agreement, Halifax Funding and BNS entered into a Control Agreement dated as of July 22, 2013 (the “Control Agreement”) with State Street Bank and Trust Company, as custodian (the “Custodian”).  Pursuant to an amendment to the TRS, the Custodian succeeds BNS Trust as the custodian in connection with the TRS.  Under the terms and conditions of the Control Agreement, which are in all material respects substantially the same as those of the BNS Custodian Agreement, the Custodian will maintain and perform certain custodial services with respect to the collateral under the TRS and the obligations of the Custodian will continue until BNS has notified the Custodian in writing that all obligations of Halifax Funding under the TRS have been satisfied or the Control Agreement is terminated pursuant to its terms.

On July 22 2013, we, Halifax Funding, BNS and BNS Trust entered into an Amending Agreement (the “Amending Agreement”), which effected the following amendments to the TRS Agreements:

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The Amending Agreement establishes a new defined term, namely, a “Credit Rating Decline Event,” which encompasses certain specified downgrades of BNS’s credit rating by Standard & Poor’s Rating Services or Moody’s Investors Services, Inc.  The Amending Agreement further provides that if, at any time following the occurrence of a Credit Rating Decline Event, Halifax Funding were to elect to terminate the TRS, then Halifax Funding would not be obligated to make certain otherwise required make-whole payments to BNS (provided that the Credit Rating Decline Event is continuing at the time of such election).

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The Amending Agreement implements certain revisions to the TRS Agreements to reflect (i) the termination of the BNS Custodian Agreement, (ii) the entry into the Control Agreement by the parties thereto, and (iii) the related resignation of BNS Trust, and succession of the Custodian, as custodian in connection with the TRS.

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The Amending Agreement amends the TRS Agreement to (i) include specified U.S.-dollar-denominated, negotiable, certificated, certificates of deposit within the definition of “Eligible Collateral,” at a 100% Valuation Percentage (as defined in the TRS Agreements) if issued by BNS, or a 95% Valuation Percentage if not issued by BNS, and (ii) effect certain associated conforming changes to the TRS Agreements.  Prior to the Amending Agreement, cash was the only Eligible Collateral.

The subsection captioned “Custodians” under the “Description of Our Capital Stock” section of the Prospectus is amended by (i) deleting the fifth and sixth sentences in their entirety and (ii) inserting a new second sentence to that subsection as follows:

Pursuant to the Control Agreement, State Street Bank and Trust Company also serves as custodian in connection with our TRS collateral account.

The section of the Prospectus captioned “Suitability Standards” is amended by replacing the entire paragraph thereunder designated “Ohio” with the following:

Ohio – In addition to the general suitability standards, Ohio residents must not invest, in the aggregate, more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.